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                   The Lincoln National Life Insurance Company
              Lincoln Life Flexible Premium Variable Life Account R

                        Supplement Dated October 22, 2001
                    To the Prospectus Dated September 4, 2001
                         Which Describes Lincoln SVUL-II

Please review this No Lapse Provision Supplement carefully, because it contains new information not in the Prospectus. Keep this Supplement with the Prospectus.

1. THE FOLLOWING IS ADDED TO THE HIGHLIGHTS SECTION, ON PAGE 3, AT THE END OF THE SECTION TITLED "INITIAL CHOICES":

You may also choose No Lapse Provisions and Riders offered for this Policy. These may alter the benefits or charges in the Policy. They also may vary by issue state, and may have tax consequences to you.

2. THE FOLLOWING REPLACES THE LAST PARAGRAPH IN THE "DEATH BENEFIT" SECTION OF THE HIGHLIGHTS SECTION, ON PAGE 4:

If you choose Death Benefit Option 1 or 2, you may also choose a "No Lapse Provision" at the time of application. This means that the Policy will not lapse regardless of the gains or losses of the Funds you select as long as you pay the No Lapse Premium shown in the Policy Specifications. There are 3 levels of No Lapse Protection for which you may qualify:

1)   a guarantee to maturity (younger insured age 100), or
2)   a guarantee for the first 20 Policy Years, or
3)   a guarantee for the first 10 Policy Years.

The level of protection will depend upon the actual premium paid. Within these periods, the Initial Death Benefit under your Policy will be guaranteed even though your Net Accumulation Value is insufficient to pay your current Monthly Deductions. The No Lapse Provision is available for no additional charge. Availability of the No Lapse Provision may vary in some states. Loans or partial surrenders may jeopardize the No Lapse Provision. See page 34, and #3 of this Supplement.

3. THE FOLLOWING REPLACES THE " NO LAPSE PROVISION" SECTION OF LAPSE AND REINSTATEMENT ON PAGE 34:

Availability of the No Lapse Provision may vary in some states. Where available, there is no charge for this feature. This provision must be selected at the time of Policy application, and is only available with Death Benefit Options 1 and 2.

The No Lapse Premium is the cumulative premium required to have been paid by each Monthly Anniversary Day to prevent the Policy from lapsing. There are three levels of No Lapse protection:

1)   a guarantee to maturity (younger insured age 100), or
2)   a guarantee for the first 20 Policy Years, or
3)   a guarantee for the first 10 Policy Years.

The guarantee for your policy depends on the actual premium that you pay. If your Policy has a No Lapse Premium shown on the specifications page, this policy will not lapse if, at each Monthly Anniversary Day,

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the sum of all Premium Payments, less any policy loans (including any accrued loan interest) and partial surrenders is a least equal to the sum of the No Lapse Premiums (as shown in the Policy Specifications) due since the Date of Issue of the Policy. A grace period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid. This is a separate grace period from that discussed above under Lapse of Policy, but is for the same time period, the later of (a) 31 days after the date of mailing of the notice (as explained above), and (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent. The payment of sufficient additional premiums during the grace period will keep the No Lapse Provision in force.

The No Lapse Premium for the guarantee to maturity is higher than that required for the 20 year protection, and the No Lapse Premium for the 20 year protection is higher than that required for the 10 year protection. If the sum of the premiums paid drops below the level required for the guarantee to maturity, the Policy may still be eligible for the guarantee for the first 20 Policy Years, but will no longer qualify for a guarantee to maturity. If the sum of the premiums paid drops below the level required for the guarantee for the first 20 Policy Years, the Policy may still be eligible for the guarantee for the first 10 Policy Years. If the sum of the premiums paid drops below the level required for the guarantee for the first 10 Policy Years, the No Lapse Provision will terminate. The No Lapse Provision will also terminate on the earliest of:

1)   age 100 of the younger insured, or
2)   at the beginning of the 11th year for the 10 year level, or
3)   at the beginning of the 21st year for the 20 year level, and
4) if there is an increase in Specified Amount or if you change your Death Benefit Option.

 Once the No Lapse Provision terminates, it cannot be reinstated.
Continuing to pay the No Lapse Premium amount beyond the termination of the No Lapse Provision does not guarantee that the Policy will not lapse.